The Parnassus Income Trust
                                   One Market
                           Steuart Tower - Suite #1600
                             San Francisco, CA 94105
                                 (800) 999-3505



                 STATEMENT OF ADDITIONAL INFORMATION May 1, 2002
                         (as supplemented May 30, 2002)



This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's Prospectus dated May 1, 2002. The Trust's audited financial statements for the fiscal year ended December 31, 2001 are incorporated by reference to the Trust's Annual Report to shareholders dated December 31, 2001. You may obtain a free copy of the Prospectus or the Annual Report by calling the Fund at (800) 999-3505.


                                TABLE OF CONTENTS

                                                                          Page
        Investment Objective and Policies                                  B-2
        Management                                                         B-8
        Control Persons                                                   B-12
        Standing Audit Committee                                          B-12
        Performance Advertising                                           B-12
        The Adviser                                                       B-15
        Net Asset Value                                                   B-18
        Taxation of the Trust                                             B-18
        Shareholder Services                                              B-18
        General                                                           B-19
        Appendix                                                          B-21

                       Investment Objectives and Policies

     The goal of the Trust is to provide shareholders with current income by investing in securities that have a positive impact on society. The Trust, which is an open-end, management investment company, offers investors a choice of three funds: the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund. The Trust's Prospectus describes the investment objective and principal strategies of each fund.

Investment Restrictions

     The Trust has adopted the following restrictions (in addition to those indicated in the Prospectus) as fundamental policies which may not be changed as to a fund without the approval of the holders of a "majority" (as defined in the Investment Company Act of 1940 (the "1940 Act") of that fund's outstanding shares. A vote of the holders of a "majority" (as so defined) of a fund's outstanding shares means a vote of the holders of the lesser of (i) 67% of a fund's shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Trust may not:

         (1) With respect to 75% of a fund's total net assets, purchase the securities of any one issuer other than obligations of the U.S. Government, its agencies or instrumentalities, if as a result: (i) more than 5% of a fund's total net assets (taken at current value) would then be invested in securities of a single issuer or (ii) a fund would hold more than 10% of the outstanding voting securities of any one issuer.

         (2) Purchase any security if as a result any fund would have 25% or more of its net assets (at current value) would be invested in a single industry.

         (3) Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of transactions).

         (4) Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

         (5) Issue senior securities, borrow money or pledge its assets except that each fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A fund will not make additional purchases while any borrowings are outstanding.

         (6) Buy or sell commodities or commodity contracts including futures contracts or real estate, real estate limited partnerships or other interests in real estate although it may purchase and sell securities of companies which invest or deal in real estate.

         (7) Act as underwriter except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         (8) Participate on a joint (or joint and several) basis in any trading account in securities.

         (9) Invest in securities of other registered investment companies except that each fund may invest up to 10% of its assets in money market funds, but no more than 5% of its assets in any one fund and no Fund may own more than 3% of the outstanding voting shares of any one fund. This restriction, however, does not apply to a transaction that is a part of a merger, consolidation or other acquisition.

         (10) Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases although it may invest in the common stocks of companies which invest in or sponsor such programs.

(11) Make loans except through repurchase agreements; however, the Trust may engage in securities lending and may also acquire debt securities and other obligations consistent with the applicable fund's investment objective(s) and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

Other Policies

     As an operating policy, the Equity Income Fund may purchase foreign securities up to a maximum of 15% of the value of its total net assets, but the Fixed-Income and California Tax-Exempt Funds may not purchase foreign securities. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable change can increase its value).

     Under normal circumstances, each fund of the Trust will have its assets invested according to its stated investment objective. However, for temporary defensive purposes or pending the investment of the proceeds of sales of fund shares or portfolio securities, all or part of a fund's assets may be invested in money market instruments or in repurchase agreements. In these situations, a fund will not be following its investment objective.


Operating Policies

     The Trust has adopted the following operating policies which may be changed by a vote of the majority of the Fund's Trustees:

       (1) The Equity Income Fund may purchase warrants up to a maximum of 5% of the value of its total net assets, but the Fixed-Income and California Tax-Exempt Funds may not purchase warrants.

(1) No fund may hold or purchase foreign currency except the Equity Income Fund to the extent necessary to settle foreign securities transactions.

(2) An operating (although not fundamental) policy of the Trust is that it may not make an investment if, thereafter, more than 15% of a fund's net assets would be illiquid. If the Trust finds itself with more than 15% of a fund's net assets so invested, it will take action to bring that fund's illiquid assets below 15%. Illiquid assets include: (i) those which are restricted, i.e., those which cannot be freely sold for legal reasons; (ii) fixed time deposits subject to withdrawal penalties (other than overnight time deposits); (iii) repurchase agreements having a maturity of more than seven days; and
           (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under section 4 (2) of the Securities Act of 1933, as amended (1933 Act), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees.
                                                           B-3

Repurchase Agreements

     The Trust may purchase the following securities subject to repurchase agreements: certificates of deposit, certain bankers' acceptances and securities which are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time the Trust purchases a security, the Trust also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities." The Adviser will consider the creditworthiness of any vendor of repurchase agreements and continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Trust's money is invested in the Resold Securities. The majority of these transactions run from day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. A fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date.

      If there is a default, the Resold Securities constitute collateral for the repurchase obligation and will be promptly sold by the Trust. However, there may be delays and costs in establishing the Trust's rights to the collateral and the value of the collateral may decline. A fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights.

     Repurchase agreements can be considered as loans "collateralized" by the Resold Securities (such agreements being defined as "loans" in the 1940 Act.) The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Trust's custodian either directly or through a securities depository.

Lending Portfolio Securities

     To generate additional income, a fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. A fund must receive collateral in the form of cash or U.S. Government securities at least equal to 102% of the value of the securities loaned. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that fund. During the time portfolio securities are on loan, the borrower pays that fund any dividends or interest received on such securities. While a fund does not have the right to vote securities that are on loan, a fund may terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and the lending fund can demand repayment at any time.

Other Policies and Risks of the California Tax-Exempt Fund

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the taxing power of the issuer and considered the safest type of municipal bond. Revenue bonds are backed by the revenue from a specific project and may be backed by the credit and security of a private user. Investments in revenue bonds have more potential risk. While interest on private activity revenue bonds may be tax-exempt, it may be treated as a tax preference item for taxpayers subject to the federal alternative minimum tax. The California Tax-Exempt Fund will minimize its investment in such bonds, and no more than 20% of the Fund's assets will be invested in bonds whose income is treated as a tax preference item under the federal alternative minimum tax.

     The Fund may also purchase a right to sell a security held by the Fund back to the issuer of the security or another party at an agreed upon price at any time during a stated period or on a certain date. These rights are referred to as "demand features" or "puts." The Fund may also purchase floating or variable rate obligations (including participations) as well as variable rate demand notes (VRDNs) which feature interest rates that float with an index and a "put" feature.

     The Fund will hold only investment grade securities, i.e., those that have been rated at the time of purchase in one of the four highest categories by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group ("Standard & Poor's") or Fitch Investors Services, Inc. ("Fitch"), or if unrated, being similar in quality, in the Adviser's opinion, to securities in one of the top four categories. These are considered "investment grade" securities, although, according to Moody's, bonds in the fourth-highest category ("Baa") are regarded as having an adequate capacity to pay principal and interest, but with greater vulnerability to adverse economic conditions; they also have some speculative characteristics. (An Appendix to the SAI contains a description of the ratings of Moody's, Fitch and Standard & Poor's.) The Fund will not invest more than 20% of its total assets in securities rated in the fourth highest category. If the rating on a security held by the Fund falls below investment grade after purchase, the Adviser will consider such an event in its evaluation of the security, but it will not necessarily result in an automatic sale of that security. The Fund does, however, have an operating policy that no more than 15% of its assets may consist of securities which were rated investment grade at the time of purchase, but subsequently drop below investment grade. Because the Fund emphasizes safety and avoids junk bonds and other securities below investment grade, the yield may not be as high as it otherwise might be.

     Examples of activities which the Trustees have determined have a positive social and environmental impact include financing for schools, libraries, hospitals, mass transit, low and moderate income housing, pollution control facilities, renewable energy resources, energy conservation projects, park development and open space acquisition. The Fund will not finance activities with a negative social or environmental impact as determined by the Trustees and the Adviser. Examples of activities with a negative social or environmental impact include generating electricity from nuclear power, constructing freeways when mass transit is more appropriate and building large-scale dams or other water projects that encourage waste. For all activities not listed above, the Adviser will make a determination on a case-by-case basis as to whether or not the activity in question has a positive social and environmental impact.

     Some municipal securities (usually industrial development bonds) are issued to finance privately-operated sports facilities, convention centers, airports, parking structures, factories or commercial developments. In these situations, the Adviser will make decisions on a case-by-case basis as to the social value of the project in question. For example, the Adviser would probably refrain from investing in securities that financed a fast-food operation, but probably would invest in an issue used to construct a plant that provided substantial benefits to the local community and had no negative environmental consequences. In the case of a project benefiting a specific company, the Fund will apply to the company the social criteria listed under the "Social Policy" heading in this Prospectus.

     In the case of a sports facility, it might have positive benefits such as jobs, community pride, economic development and family activities. On the other hand, a new sports facility might have negative environmental consequences or put too much demand on community financial resources for the benefit of a sports franchise owner to the detriment of more important community needs. Another important consideration regarding a sports stadium might be whether it encouraged public transit or caused more traffic jams. In all cases such as a sports facility where the Trustees have not determined whether an activity has a positive or negative social/environmental impact, the Adviser will balance all the factors it deems relevant and make a determination if a given security meets the Trust's social criteria.

     As a fundamental policy, with respect to 75% of its net assets, the Fund will not purchase a security if, as a result of the investment, more than 5% of its assets would be in the securities of any single issuer. (For this purpose, each political subdivision, agency or instrumentality and each multi-state agency which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund.)

     Under normal circumstances, the Fund intends to invest at least 80% of its assets in California municipal obligations. As a matter of fundamental investment policy, the Fund will invest at least 80% of its assets in municipal obligations, the interest on which will be free from federal income taxation. Usually, the Fund will substantially exceed these minimum requirements, but the Fund may invest up to 20% of assets in private activity bonds that may be subject to the federal alternative minimum tax.

     Developments in California could adversely affect the market values or marketability on municipal securities issued in the State or could result in a default. The economic condition of the State affects tax revenues and could have an adverse effect on municipal obligations. What follows is a discussion of some of the more important legal and financial trends. This discussion is based partly on information drawn from official prospectuses and statements of the State of California.

Limitations on Taxes and Appropriations

     Several initiatives approved in recent years could have an impact on the availability of revenues used to pay California municipal obligations. For example, some municipal securities held in the Fund may depend wholly or partially on property taxes as a revenue source for payment of interest and principal. Article XIIIA, popularly known as Proposition 13, limits ad valorem property taxes (property taxes based on the property's value) to 1% of full cash value of the property and limits increases in assessments to 2% per year except in the case of new construction or a change in ownership. However, if voters approve a bond issue, property taxes may be raised above the 1% level to pay debt service on that bond.

     In 1986, voters approved Proposition 62 which imposed limits on a locality's raising or levying general taxes. Major portions of this initiative were overturned in court soon after its passage in 1986. However, in September 1995, the California Supreme Court made a ruling supporting Proposition 62.

     Article XIIIB (known as the Gann Initiative), enacted in 1979 via a voter initiative, subjects State and local governments to annual spending limitations. These limitations are adjusted annually to reflect changes in cost of living and population and only apply to the appropriation of "proceeds of taxes." Spendable funds exempted from these appropriation limits include the proceeds of bond issues and revenue from user fees. Debt service on bonds issued prior to January 1, 1979, or subsequently authorized by voters is not subject to these limitations.

     Article XIIIB's appropriation limitations did not constrain most California governmental entities until the mid and late 1980's when many of these entities approached their Article XIIIB spending limits. The passage of Proposition 111 in 1990 allowed for greater increases in appropriation levels.

     In November 1988, voters approved Proposition 98, a combined initiative, constitutional amendment and statute guaranteeing minimum State funding for K-12 school districts and community college districts at a level equal to the greater of (a) the same percentage of general fund revenues as the percentage appropriated to such districts in 1986-87 or (b) the amount actually appropriated to such districts from the general fund in the previous fiscal year adjusted for growth in enrollment and changes in cost of living.

     In June 1990, California voters approved Proposition 111 which allowed for some increase in appropriation levels, but provided that one-half of all revenues in excess of the state's appropriation limit must be allocated to public schools and community colleges. Since Proposition 98 and 111 allocated a minimum funding level to schools, this could potentially reduce the resources available for other State programs and put pressure on issuers of municipal obligations.

     In November 1996, voters approved Proposition 218. Proposition 218 further restricts the ability of local governments to levy special assessments or property-related fees without voter approval.

     Proposition 13, the Gann Initiative, Proposition 98, Proposition 111, and Proposition 218 were adopted as measures that qualified for the ballot pursuant to California's initiative process. Other initiatives or similar measures affecting the availability of revenue to pay California municipal obligations could be adopted in the future.

State Financial Condition

     State General Fund revenues are principally derived from California personal income tax (44% of total revenues), sales tax (35%), corporate tax (12%) and the gross premium tax on insurance (3%). All of these revenue sources can be affected by California's economic conditions.

     Since the passage of Proposition 13, property tax revenues received by local governments have dropped by over 50%. In response, the California Legislature has provided substantial additional revenue for local governments. Because of budgetary pressure and limits on allocations of tax revenues, California's state government has been shifting program responsibilities from the state to county and city governments. To date, most changes in program responsibilities from the state to local governments have been balanced with increases in funding. However, cuts in State aid that are not balanced by funding increases could hurt financially stressed local government entities, particularly counties. Certain California municipal securities may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. The proportion of the State's General Fund that will be distributed in the future to counties, cities and their various entities, is unclear.

     In late 2000 and early 2001, energy prices soared in the United States. Because electricity rates were capped in California, but not the wholesale power prices, California utilities could not pay for electricity generated by independent producers. To ensure a stable power supply to consumers, the State of California bought electricity and resold it to the utilities. To finance these purchases, California will have to sell billions of dollars worth of municipal bonds. Increasing bond levels in California could adversely affect the State's credit rating and its business climate.

Revenues of Health Care Institutions

     Certain California tax-exempt securities may be obligations which are payable solely from the revenues of health care institutions. Certain measures taken under federal or California law to reduce health care costs may adversely affect revenues of health care institutions and, consequently, payment on those municipal obligations.

Revenues Secured by Deeds of Trust

     Some California municipal securities may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. An example would be bonds issued to finance low and moderate income housing. Because of provisions of California law, the effective minimum period for foreclosing on a mortgage could be in excess of seven months from the time of initial default. This delay could disrupt the flow of revenue available to an issuer for payment of debt service if such defaults occur with respect to a substantial number of mortgages or deeds of trust. Other aspects of California law could further delay foreclosure proceedings in the event of a default and disrupt payments on municipal obligations.

Assessment Bonds (Mello-Roos Bonds)

     Typically, these bonds are secured by land undeveloped as of the issuance. The plan is for the land to be developed using funds from the issuance. Declining real estate values or a drop in real estate sales activity can result in canceled or delayed development along with increased default risk. The special assessments or taxes securing these bonds are not the personal liability of the owner of the property assessed, so the lien on the property is the only security for these bonds. Furthermore, in the event of delinquency in payment of assessments or taxes on the properties involved, the issuer is not required to make payments on the bonds, except in some instances where there is a reserve account for bond payments.

Redevelopment Agency Debt

     "Tax Allocation" bonds issued by redevelopment agencies can be affected by property tax limitations because these bonds are secured by the increase in assessed valuation expected after a redevelopment project is completed. Should the project not be completed, perhaps because of a natural disaster like an earthquake, there could be no increase in assessed property values to pay off the bonds. Standard & Poor's or Moody's stopped rating tax allocation bonds after the passage of Articles XIIIA and XIIIB, and since have only resumed rating selected bonds of this nature.

Seismic Activity

     California is a geologically active area subject to earthquakes. Any California municipal security could be adversely affected by a catastrophic earthquake. For example, a project might not be completed or might suffer an interruption in revenue-generating capacity, or property values might drop resulting in reduced tax assessments.


Orange County Default

     In December of 1994, Orange County declared bankruptcy after discovering that its Treasurer had invested in risky derivative securities which caused enormous losses to the county's investment fund. Estimates of the losses approximate $1.7 billion. This bankruptcy disturbed the California municipal bond market and the market value of uninsured Orange County bonds dropped sharply. Because the California Tax-Exempt Fund held no uninsured Orange County bonds, it was not substantially affected by the Orange County bankruptcy. However, other California municipalities may mismanage their investment funds and, in the future, they may also suffer losses which might have an effect on the Fund in that the market value of some municipal securities might drop substantially.


                                   MANAGEMENT

The Trust has Trustees who, in addition to overseeing the actions of the Trust's Adviser and Distributor, decide upon matters of general policy. All Trustees serve indefinite terms from one shareholders' meeting to the next and they all oversee four portfolios (funds) in the Parnassus complex. The Trustees also oversee the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust. The Trustees and Officers of the Trust are as follows:









                                       B-8
                              INDEPENDENT TRUSTEES

                                                                                    Current            Number of
                                                                                 Directorships       Portfolios in
                                                                                  Outside the      Parnassus Complex
                          Position with  Length of      Principal Occupation         Parnassus      Overseen by Trustee
    Name, Address and Age    Trust      Time Served    During Past Five Years         Complex
    ---------------------    -----      -----------    ----------------------         -------

Herbert A. Houston, 58      Trustee      Since 1992  Chief Executive Officer of                              4
Parnassus Investments                                the Haight Ashbury Free
One Market                                           Clinics, Inc. 1987-1998;
Steuart Tower #1600                                  currently, a health care
San Francisco, CA  94105                             consultant.

Donald V. Potter, 56        Trustee      Since 2002  President and owner of       Media Arts                 4
Parnassus Investments                                Windmere Associates, a       Group, Inc. and
One Market                                           consulting firm              Peer Foods
Steuart Tower #1600                                  specializing in business
San Francisco, CA  94105                             strategy.



"Independent" Trustees are Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act.

                               INTERESTED TRUSTEE

                                                                                                    Current         Number of
                                                                                                 Directorships    Portfolios in
                                                                        Principal Occupation      Outside the       Parnassus
                                                    Length of Time     During Past Five Years      Parnassus         Complex
     Name, Address and Age           Officers            Served                                     Complex      Overseen by Trustee
     ---------------------           --------            ------                                     -------
Jerome L. Dodson, 58 *             President and       Since 1992     Parnassus Fund and
The Parnassus Income Trust            Trustee                         President and Director                            4
One Market                                                            of Parnassus
Steuart Tower #1600                                                   Investments since June
San Francisco, CA  94105                                              of 1984.


                                                            Officers

Bryant Cherry, 37                 Vice President                      Vice President and
One Market                         and Treasurer                      Treasurer of Parnassus
Steuart Tower #1600                                                   Investments since
San Francisco, CA  94105                                              2000.  Financial
                                                                      Consultant with Merrill
                                                                      Lynch & Co. 1996-1997.
                                                                      Independent research
                                                                      analyst 1998-1999.

Susan Loughridge, 53              Vice President                      Vice President and
One Market                                                            Shareholder Services
Steuart Tower #1600                                                   Manager of Parnassus
San Francisco, CA  94105                                              Investments since 1993.

Todd Ahlsten, 30                  Vice President                      Financial Analyst and
One Market                                                            Director of Research at
Steuart Tower #1600                                                   Parnassus Investments
San Francisco, CA  94105                                              since 1995.

Richard D. Silberman, 64             Secretary                        Attorney specializing
1061 Eastshore, #200                                                  in business law;
Albany, CA  94710                                                     private practice.

*        "Interested"  Trustee as defined in the 1940 Act because of his  ownership in Parnassus  Investments,  the
         Trust Adviser.

The Trust pays each of its Independent Trustees annual fees in addition to reimbursement for certain out-of-pocket expenses. The Trust has no retirement or pension plan for its Trustees.

         The following table sets forth the aggregate compensation paid by the Trust and the Board of any other investment companies managed by Parnassus Investments (the Fund Complex) for the calendar year ended December 31, 2001.

                               Compensation Table

                                                                         Total
                                                  Pension Or          Compensation
                                                  Retirement           From Trust
                                    Aggregate    Benefits Accrued         and Fund
                                  Compensation   As Part of Trust       Complex Paid
        Name and Position(1)        From Fund        Expenses           to Trustees

David L. Gibson *                    $2,846            None               $14,200
Gail L. Horvath *                    $1,500            None               $12,000
Herbert A. Houston                   $1,930            None               $14,300
Cecilia C.M. Lee *                   $1,000            None                $8,000
Leo T. McCarthy *                    $1,500            None               $12,000
Donald E. O'Connor *                 $1,930            None               $14,300
Howard M. Shapiro *                  $1,500            None               $12,000
Joan Shapiro *                       $2,229            None               $15,900
Donald V. Potter **                    N/A             None                 N/A

(1)      Trustees who are interested do not receive compensation from the Trust.

The following table sets forth the Dollar Amount of Holdings in the Parnassus Funds by Trustees and Officers as of 12-31-01.

Name                      Parnassus Fund  Equity Income  Fixed-Income   California Tax-Exempt
----                      --------------  -------------  ------------   ---------------------
J. Dodson                       D               C              A                  B
G. Horvath *                    C
H. Houston                      B               A
C. Lee *                        D
L. McCarthy *                   B
McCarthy Foundation *           D
D. O'Connor *                   B
H. Shapiro *                    B               B              A
J. Shapiro *                    D               D              B
B. Cherry                       B
S. Loughridge                   D
R. Silberman                    D               C                                 B
T. Ahlsten                      D               A              A                  A
D. Potter **                   N/A             N/A            N/A                N/A

*    Resignation was effective after 12-31-01
**   Elected after 12-31-01


Key
A - $1 - $10,000 B - $10,001 - $50,000 C - $50,001 - $100,000 D - Over $100,000

                                      B-11
As of April 8, 2002, the Trustees and Officers of the Parnassus Fund as a group owned 1.1% of the Parnassus Fund's outstanding shares. Trustees and Officers as a group owned less than 1% of the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund.

                                 CONTROL PERSONS

     As of April 8, 2002, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104 owned 38.6% and National Financial Services Corporation, 200 Liberty Street, New York, NY 10281 owned 13.7% of the Parnassus Equity Income Fund, but they owned the shares of record as fiduciaries and beneficial ownership belonged to others.

     As of April 8, 2002, the Side By Side Limited Partnership, 4851 N. Avenida de Franelah, Tucson, AZ 85749, owned 7.0% of the Parnassus Fixed-Income Fund. Charles Schwab & Co. owned 11.0% and National Financial Services Corp. owned 5.7% of the Fixed-Income Fund as fiduciaries, but beneficial ownership belonged to others.

     As of April 8, 2002, Charles Schwab & Co. owned 51.4% of the Parnassus California Tax-Exempt Fund of record as a fiduciary, but beneficial interest belonged to others.
                            STANDING AUDIT COMMITTEE

     The Audit Committee consists of Herbert A. Houston and Donald Potter. (In 2001 the Audit Committee consisted of Herbert A. Houston, Donald E. O'Connor and Joan Shapiro.) The responsibilities of the Audit Committee are to assist the Board of Trustees in overseeing the Trust's independent public accountants, accounting policies and procedures, and other areas relating to the Trust's auditing processes. The function of the Audit Committee and the Board of Trustees is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent public accountants' responsibility to plan and carry out a proper audit. The independent public accountants are responsible to the Board of Trustees and the Audit Committee. The Audit Committee met five times during the fiscal year ended December 31, 2001.

                             PERFORMANCE ADVERTISING

     Each Fund of the Trust may advertise "total return." The Trust calculates total return by taking the total number of Fund shares purchased with a hypothetical $1,000 investment, adding all additional Fund shares purchased within the period with reinvested dividends, calculating the value of those shares at the end of the period and dividing the result by the initial $1,000 investment. No adjustments are made to reflect any income taxes payable by shareholders on distributions paid by a Fund. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account to calculate average annual total return during that period. A Fund will quote total return for the most recent one-year period and the average annual total return will be quoted for the most recent five-and ten-year periods, or for the life of the Fund, if shorter.

Total return is computed according to the following formula:

                                 P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000, T = total return, n = number of years and ERV = ending redeemable value. Total return is historical information and is not intended to indicate future performance.

The average annual total return after taxes on distributions is computed according to the following formula:

                                P(1 + T)n = ATVD

where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years and ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5 or 10-year periods (or fractional portion), after taxes on fund distributions, but not after taxes on redemption.

The average annual total return after taxes on distributions and redemption is computed according to the following formula:

                                P(1 + T)n = ATVDR

where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions and redemption), n = number of years and ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5 or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.


                               Performance Figures

                          Average Annual Total Returns

    Periods Ending                           Equity                                California Tax-Exempt

    December 31, 2001                     Income Fund         Fixed-Income Fund             Fund
    -----------------                     -----------         -----------------             ----
    One Year                                 9.97%                 11.31%                  3.09%
    Five Years                               13.89%                 5.62%                  5.54%
    Since Inception on 8/31/92               13.28%                 6.27%                  6.19%

                            Average Annual Total Returns (after taxes on distributions)
                            -----------------------------------------------------------

    Periods Ending                           Equity                                California Tax-Exempt
                                                                                                  ------
    December 31, 2001                     Income Fund         Fixed-Income Fund             Fund
    -----------------                     -----------         -----------------             ----
    One Year                                 8.32%                  8.92%                  2.96%
    Five Years                               10.63%                 3.12%                  5.48%
    Since Inception on 8/31/92               10.17%                 3.86%                  6.13%

                    Average Annual Total Returns (after taxes on distributions and redemption)
                    --------------------------------------------------------------------------

    Periods Ending                           Equity                                California Tax-Exempt
                                                                                                  ------
    December 31, 2001                     Income Fund         Fixed-Income Fund             Fund
    -----------------                     -----------         -----------------             ----
    One Year                                 6.43%                  6.86%                  3.66%
    Five Years                               9.97%                  3.25%                  5.36%
    Since Inception on 8/31/92               9.57%                  3.87%                  5.96%

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

Comparison of Funds

     A Fund may also advertise its cumulative total return for prior periods and compare its performance to the performance of other selected mutual funds, selected market indicators such as the Standard & Poor's 500 Composite Stock Price Index or non-market indices or averages of mutual fund industry groups.

     A Fund may quote its performance ranking and/or other information as published by recognized independent mutual funds statistical services or by publications of general interest. In connection with a ranking, a Fund may provide additional information, such as the particular category to which the ranking relates, the number of funds in that category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All Fund performance information is historical and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

Yield of Equity Income, Fixed-Income and California Tax-Exempt Funds

     Each fund may also advertise its yield from time to time. Yield quotations are historical and are not intended to indicate future performance. Yield quotations refer to the aggregate imputed yield-to-maturity of each Fund's investments based on the market value as of the last day of a given thirty-day or one-month period less accrued expenses (net of reimbursements) divided by the average daily number of outstanding Fund shares entitled to receive dividends times the net asset value on the last day of the period, compounded on a "bond equivalent," or semiannual basis. The yield is computed according to the following formula:

                            Yield = 2 [(a-b + 1)6 -1]
                                       cd

where a = dividends and interest earned during the period using the aggregate imputed yield to maturity for each of the Fund's investments as noted above: b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the net asset value per share on the last day of the period.

     For the 30-day period from December 1, 2001 through December 31, 2001, the yields of the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund were 4.74%, 6.06% and 3.70% respectively.

Effective Yield

     The California Tax-Exempt Fund may also quote a tax-equivalent yield which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the California Tax-Exempt Fund yield (computed as indicated above) which is tax-exempt by one minus the highest applicable income tax rate and adding the product to that portion of the Fund's yield that is not tax-exempt. For the 30-day period from December 1, 2001 through December 31, 2001, the tax equivalent yield of the California Tax-Exempt Fund was 5.36%.

                                   THE ADVISER

     Parnassus Investments acts as the Trust's investment adviser. Under its Investment Advisory Agreement ("Agreement") with the Trust, the Adviser acts as investment adviser for each Fund and subject to the supervision of the Board of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. The Adviser also provides the Trust with all necessary office facilities and personnel for servicing the Trust's investments and pays the salaries and fees of all officers and all Trustees of the Trust who are "interested persons" under the 1940 Act. The Adviser also provides the management and administrative services necessary for the operation of the Trust including supervising relations with the custodian, transfer agent, independent accountants and attorneys. The Adviser also prepares all shareholder communications, maintains the Trust's records, registers the Trust's shares under state and federal laws and does the staff work for the Board of Trustees. Jerome L. Dodson owns the majority of the stock of the Adviser and, thus, can be considered the "control person" of the Adviser.

     For its services, the Trust, under the Agreement, pays the Adviser a fee, computed and payable at the end of each month at the following annual percentages of average daily net assets: for the Equity Income Fund, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million; and for the Fixed-Income Fund and the California Tax-Exempt Fund, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million. During 1999, 2000 and 2001, Parnassus Investments received the following sums under the Agreement from the following funds: Equity Income Fund $229,333 in 1999, $290,742 in 2000 and $344,585 in 2001; Fixed-Income Fund $16,392 in 1999, $16,140 in 2000 and $21,326
in 2001; California Tax-Exempt Fund $18,927 in 1999, $28,096 in 2000 and $55,387
in 2001.


     In addition to the fee payable to the Adviser, the Trust is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Trust's custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including issuance on the payment of or reinvestment of dividends;
(viii) fees and expenses incident to the registration under federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust;
(x) all other expenses incidental to holding meetings of the Trust's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; (xii) such nonrecurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may consider research provided by brokerage firms or whether those firms sold shares of the Fund.

     The Agreement provides that the Adviser shall not be liable to the Trust for any loss to the Trust except by reason of the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     Pursuant to a written agreement with the Trust, Parnassus Investments is the fund administrator, including fund accounting agent, for all three funds in The Parnassus Income Trust. In this capacity, Parnassus Investments handles all fund accounting and pricing services, including calculating the daily net asset values. For its services as fund administrator and fund accountant, Parnassus Investments received the following amounts from the Equity Income Fund for 1999, 2000 and 2001 respectively: $34,250, $35,500 and $53,520; from the Fixed-Income Fund for 1999, 2000 and 2001 respectively: $9,600, $8,500 and $9,920; and from the California Tax-Exempt Fund for 1999, 2000 and 2001 respectively: $6,150, $6,000 and $16,560.

     Also pursuant to a written agreement with the Trust, Parnassus Investments serves as the Trust's underwriter (or Distributor). As such, Parnassus Investments makes a continuous offering of each fund's shares.
                                      B-15

Matters Considered by the Board

     The Investment Advisory Agreement was last approved by the Trustees, including all of the Independent Trustees on April 5, 2002 at a meeting called for that purpose. In approving the Agreement the Board primarily considered the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to the Trust. The Board requested and evaluated reports from the Adviser that addressed specific factors designed to inform the Board's consideration of these and other issues.

     With respect to the nature and quality of the services provided, the Board considered the performance of the Trust in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and the degree of risk undertaken by the portfolio manager. The Board reviewed the Adviser's use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by the Trust from such services.

     With respect to the overall fairness of the Agreement, the Board primarily considered the fee structure of the Agreement and the profitability of the Adviser from its association with the Trust. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Trust. In concluding that the benefits accruing to the Adviser by virtue of its relationship to the Trust were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Trust, the Board reviewed specific data as to the Adviser's profit or loss on the Trust for the recent period. These matters were also considered by the Independent Trustees meeting separately.

Portfolio Transactions and Brokerage

     The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of a fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgement, implement the policy of the Trust to achieve "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Trust and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgement in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place nor attempt to place specific dollar value on such services nor on the portion of commission rates reflecting such services.

     The Trust recognizes in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question. The Adviser is also authorized in the Agreement to consider sales of Fund shares as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution.

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Adviser receives for a Fund's brokerage commissions, whether or not useful to that Fund, may be useful to the Adviser in managing the accounts of the Adviser's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to a Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for research purposes, the Adviser will use its best judgement to make a reasonable allocation of the cost of the product attributable to non-research use.

     Research services provided through brokerage will be those providing information and analyses that directly assist the portfolio manager in making investment decisions. Examples of such research services include Bloomberg information and research, HOLT cash flow analyses, KLD social research, publications containing investment information and recommendations and individual reports written on specific companies.

     During 2001, the Equity Income Fund paid PaineWebber, Inc. a total of $27,008 in brokerage commissions under a "soft dollar" agreement whereby PaineWebber would provide research services to the Fund. During 2001, the Equity Income Fund maintained a joint account with The Parnassus Fund at Salomon Smith Barney and the two funds together directed $25,000 in brokerage to pay for a Bloomberg terminal. Allocation of commissions and research services were approximately 80% to The Parnassus Fund and 20% to the Equity Income Fund.

     The Adviser may also use Fund brokerage commissions to reduce certain expenses of that Fund subject to "best execution." For example, the Adviser may enter into an agreement to have a brokerage firm pay part or all of a Fund's custodian fee since this benefits the Fund's shareholders.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     During 1999, 2000 and 2001, the Equity Income Fund paid $40,886, $124,906 and $101,936, respectively in brokerage commissions. Of these amounts, the following was paid in conjunction with research services: $35,241 in 1999, $46,571 in 2000 and $65,508 in 2001. Neither the Fixed-Income Fund nor the California Tax-Exempt Fund paid commissions in 1998, 1999 or 2000 since these Funds buy their securities on a "net" basis that includes the dealer mark-up.

     Parnassus Investments has clients other than The Parnassus Income Trust that have objectives similar to the Trust. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Trust. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be grouped together. In certain cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.

                                 NET ASSET VALUE

     In determining the net asset value or NAV of the Equity Income Fund's shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the New York Stock Exchange ("NYSE")(which is currently 4:00 p.m. New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities traded on The Nasdaq Stock Market are also valued at the last recorded sale price as of 4:00 p.m. New York time. Other unlisted securities are valued at the quoted bid prices in the over-the-counter market.

     Bonds and other fixed-income securities are valued by a third-party pricing service. Municipal bonds are ordinarily valued as of the close of trading on the NYSE, usually at 4:00 p.m. New York time. Taxable bonds and other securities held by the Fixed-Income Fund are ordinarily valued one hour prior to the close of the NYSE, normally at 3:00 p.m. New York time.

      Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value) if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.


                              Taxation Of The Trust

     By paying out substantially all its net investment income (among other things), each Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. Each Fund intends to continue to qualify and, if so, it will not pay federal income tax on either its net investment income or on its net capital gains. Instead, each shareholder will be responsible for his or her own taxes.


                              SHAREHOLDER SERVICES

Systematic Withdrawal Plan

     A Systematic Withdrawal Plan (the "Plan") is available for shareholders having shares of a Fund with a minimum value of $10,000. The plan provides for monthly checks in an amount not less than $100 or quarterly checks in an amount not less than $200.

     Dividends and capital gain distributions on shares held under the Plan are invested in additional full and fractional shares at net asset value. Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and capital gain distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

Tax-Sheltered Retirement Plans

     Through the Distributor, retirement plans are available: Individual Retirement Accounts ("IRAs") and Simplified Employee Pension Plans (SEPs). Adoption of such plans should be on advice of legal counsel or tax adviser. Retirement accounts have a minimum initial investment of $500, and each subsequent investment must be at least $50. For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

Purchases and Redemptions Through a Broker-Dealer

     Broker-dealers may place orders on behalf of clients by calling the Distributor. If a client places an order with a broker-dealer prior to 1:00 p.m. San Francisco time on any business day and the broker-dealer forwards the order to the Distributor prior to 1:00 p.m. San Francisco time on that day, the order will be processed at the NAV calculated as of 1:00 p.m. that same day. Otherwise, the order will be processed at the NAV next calculated, typically as of the close of the New York Stock Exchange ("NYSE") the next business day. The broker-dealer is responsible for placing purchase orders promptly with the Distributor and for forwarding payment within three business days.

     You may sell or redeem your Fund shares by offering them for "repurchase" or "redemption" directly to the Fund or through your dealer. If you offer shares through your dealer before the close of the New York Stock Exchange and your dealer transmits your offer to the Distributor before 1:00 p.m. (San Francisco time) that day, you will receive that day's price. Your dealer may charge for this service.

                                     GENERAL


     The Trust was organized as a Massachusetts business trust on August 8,1990. The Declaration of Trust provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust and Restated By-Laws provide that the Fund's shareholders have the right to remove a trustee, with or without cause, upon the affirmative vote of the holders of a majority of its outstanding shares represented at a meeting with respect thereto (assuming a quorum is present, which is one-third of the outstanding shares). The Fund is required to call a meeting of shareholders to vote on the removal of a trustee (as well as on any other proper matter) upon the written request of shareholders holding not less than one-third of its outstanding shares entitled to vote at such meeting. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and nonassessable. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Fund will continue indefinitely. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of the Trust's outstanding shares. Prior to April 1, 1998, The Parnassus Income Trust was known as The Parnassus Income Fund and each of the Trust's series was known as a Portfolio rather than a Fund.

     The Fund's Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund of the Trust. Each Fund has only one class of shares. Each share represents an interest in a Fund of the Trust proportionately equal to the interest of each other share. Certificates representing shares will not be issued. Instead, each shareholder will receive an annual statement and an additional statement each time there is a transaction in the account. These statements will be evidence of ownership. Upon the Trust's liquidation, all shareholders of the Fund would share pro rata in the net assets available for distribution to shareholders of the Fund. Shares of each Fund are entitled to vote separately as a group only to the extent required by the 1940 Act or as permitted by the Trustees. Trust operating expenses will be allocated fairly among the Funds, generally on the basis of their relative net asset value.

     The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgement thereon. Thus, while Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Trust's independent auditors.

     Union Bank of California, 475 Sansome Street, San Francisco, California 94111, has been selected as the custodian of the Trust's assets. Shareholder inquiries should be directed to the Trust.

     Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and accounting agent. As transfer agent, Parnassus Investments receives a fee of $2.70 per account per month. As accounting agent, Parnassus Investments receives a fee of $80,000 per year. Jerome L. Dodson, the Trust's President, is the majority stockholder of Parnassus Investments.

Code of Ethics

     The Adviser and the Board of Trustees of the Fund have adopted a Code of Ethics (the Code). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Code prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Code is on public file with, and is available from, the SEC.

Financial Statements

       The Trust's audited financial statements for the fiscal year ended December 31, 2001, are incorporated in this Statement of Additional Information by reference to the Trust's Annual Report to shareholders dated December 31, 2001. A copy of the Annual Report which contains the Trust's audited financial statements for the year ending December 31, 2001, may be obtained free of charge by writing or calling the Trust.
                                      B-20

                                    APPENDIX

                             CORPORATE BOND RATINGS

Moody's Investors Service, Inc. ("Moody's")

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


Standard & Poor's Corporation, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"):
------------------------------------------------------------------------------

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
                                      B-21

                             MUNICIPAL BOND RATINGS

Moody's:

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Standard & Poor's

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Fitch Investor's Services, Inc.

         The following ratings scale applies to foreign currency and local currency ratings.

AAA
Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Note: Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Such suffixes are not added to the `AAA' rating category. Such suffixes are not added to the "AAA" rating category.















                                      B-23